Note 5 - Accounts Receivable, Net - Accounts Receivable, Net (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Allowance for doubtful accounts	$ (838)	$ (1,767)
Accounts Receivable, after Allowance for Credit Loss, Current, Total	55,067	48,250
Trade Accounts Receivable [Member]
Accounts receivable, gross	38,819	33,521
Unbilled Receivable [Member]
Accounts receivable, gross	$ 17,086	$ 16,496